UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 24, 2009

WINDSTREAM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-32422	20-0792300
(Commission File Number)	(IRS Employer Identification No.)

4001 Rodney Parham Road, Little Rock, Arkansas 72212

(Address of Principal Executive Offices, Including Zip Code)

(501) 748-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On November 23, 2009, Windstream Corporation (“Windstream”), Iowa Telecommunications Services, Inc. (“Iowa Telecom”) and Buffalo Merger Sub, Inc., a wholly-owned subsidiary of Windstream, entered into an agreement and plan of merger (the “Merger Agreement”) pursuant to which Windstream has agreed to acquire all of the issued and outstanding shares of common stock of Iowa Telecom.

Under the terms of the Merger Agreement, Iowa Telecom shareholders will receive 0.804 shares of common stock of Windstream (“Windstream Common Stock”) and $7.90 in cash per each share of Iowa Telecom common stock. Windstream expects to issue approximately 26.5 million shares of Windstream Common Stock valued at approximately $269 million, based on Windstream’s closing stock price on November 23, 2009, and pay approximately $261 million in cash as part of the transaction. Windstream also will repay estimated net debt of approximately $598 million. Windstream intends to finance the cash portion of the transaction and the repayment of Iowa Telecom’s outstanding indebtedness with the proceeds from a debt financing or additional bank borrowings.

Upon completion of the Merger, Iowa Telecom will become a wholly-owned subsidiary of Windstream. The Merger is expected to close in mid-2010 and is subject to certain conditions, including necessary approvals from federal and state regulators and Iowa Telecom shareholders.

On November 24, 2009, Windstream issued a press release announcing the execution of the Merger Agreement, as discussed above. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Non-GAAP Financial Measures

The attached press release includes a non-GAAP financial measure titled operating income before depreciation and amortization, or OIBDA. Windstream’s management considers OIBDA to be useful to investors because OIBDA provides information specific to a company’s operating performance.

In addition, the press release includes a non-GAAP financial measure entitled “free cash flow”. Free cash flow is defined as net cash provided from operations less net cash used in the procurement of property, plant and equipment. The Company believes free cash flow provides the investor useful information about cash available to pay dividends.

Cautionary Statement Regarding Forward-Looking Statements

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements regarding the completion of the acquisition and expected benefits of the acquisition, are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: receipt of required approvals of regulatory agencies; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Iowa Telecom operations into Windstream will be greater than expected; the ability of the combined company to retain and hire key personnel; and those additional factors under the caption “Risk Factors” in Windstream’s Form 10-K for the year ended Dec. 31, 2008 and in subsequent Securities and Exchange Commission filings. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream’s actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream’s future results included in Windstream’s filings with the Securities and Exchange Commission at www.sec.gov.

Additional Information and Where to Find It

The press release attached hereto as Exhibit 99.1 may be deemed to be solicitation material in respect of the proposed merger of Iowa Telecom and Windstream. In connection with the proposed merger, Windstream will file a Registration Statement on Form S-4 with the SEC that will contain a proxy statement/prospectus. Iowa Telecom investors and security holders are advised to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because those documents will contain important information about Iowa Telecom, Windstream and the proposed merger. The final proxy statement/prospectus will be mailed to stockholders of Iowa Telecom. Investors and security holders may obtain a free copy of the proxy statement/prospectus when it becomes available at the SEC’s web site at www.sec.gov. Free copies of the proxy statement/prospectus, when it becomes available, may also be obtained from Windstream upon written request to Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922, or from Iowa Telecom upon written request to Iowa Telecom, 403 W. Fourth Street North, Newton, Iowa 50208 or by calling (641) 787-2000.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press Release, dated November 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDSTREAM CORPORATION

By:	/S/ JOHN P. FLETCHER
John P. Fletcher
Executive Vice President and General Counsel

    Dated: November 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 24, 2009